CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Simon Crinage, President of JF China Region Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 10, 2004            /s/ Simon Crinage
     ----------------------         --------------------------------------------
                                    Simon Crinage, President
                                    (principal executive officer)

I, Douglas Eu, Treasurer of JF China Region Fund, Inc. (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    August 10, 2004            /s/ Douglas Eu
     ----------------------         --------------------------------------------
                                    Douglas Eu, Treasurer
                                    (principal financial officer)